UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 4, 2011
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, 34th Floor, New York, New York 10036

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Base Salaries and Incentive Performance Bonus Targets

Effective on March 5, 2011, based on the Warren Resources, Inc.’s (the “Company’s”) Compensation Committee’s assessment of certain executive officers’ performance, 2011 base salaries and maximum incentive performance bonus target percentages were set for our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and two additional named executive officers in the Company’s 2010 Proxy Statement (the “NEOs”) as follows:

				Incentive
				Performance
Name	Title	Base Salary		Target %
Norman F. Swanton	Chairman & Chief Executive Officer	$600,830		150
Timothy A. Larkin	Executive Vice President & CFO	$330,456		100
Stephen L. Heiter	Executive Vice President	$330,453	(1)	100
David E. Fleming	Senior Vice President & General Counsel	$306,887		62.5

(1) Excludes $72,000 of non-accountable housing and vehicle allowance

Annual 2011 Grants of Restricted Stock Awards

Based on the Compensation Committee’s assessment of certain executive officers’ performance, grants of incentive restricted stock awards, effective as of March 4, 2011, were made to substantially all management and employees of the Company and its subsidiaries, including certain of the NEO’s in the Company’s 2010 Proxy Statement. These restricted stock grants were made pursuant to the Warren Resources, Inc. 2010 Stock Incentive Plan (the “2010 Plan”), which was approved by the Company’s stockholders in 2010. On March 4, 2011, each employee and officer received restricted stock units (“Restricted Awards”), which award is intended to link and reward the grantee’s compensation to the Company’s performance.

The Restricted Stock Awards granted vest in increments over a period of three years as follows: 1/3rd on the first anniversary of the grant date; an additional 1/3rd vest on the second anniversary of the grant date; and the final 1/3rd vest on the third anniversary of the grant date.

Our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and one additional NEO named in our 2010 Proxy Statement received Stock Bonus Awards as follows: Norman F. Swanton — 121,900 shares; Timothy A. Larkin — 68,900 shares; Stephen L. Heiter — 68,900 shares; and David E. Fleming — 31,800 shares.

The Company will provide additional information regarding the 2010 compensation and the Restricted Stock Awards granted to the NEOs in our Proxy Statement for the 2011 Annual Meeting of Stockholders, which we will file in April 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2011
WARREN RESOURCES, INC.
(Registrant)

	By:	/s/ David E. Fleming
David E. Fleming
Senior Vice President, General Counsel and Secretary